UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On April 6, 2020, Inovio Pharmaceuticals, Inc. (the “Company”) announced that it has received approval from the U.S. Food and Drug Administration (the “FDA”) to proceed with a Phase 1 clinical trial of its DNA vaccine candidate INO-4800, designed to prevent COVID-19 infection. The Company intends to enroll up to 40 healthy volunteers in the Phase 1 trial at two locations in the United States and expects to dose the first subject in the trial today. If the initial safety and immunogenicity data from the Phase 1 trial are acceptable, the Company plans to advance the development of INO-4800 into Phase 2 efficacy trials as soon as possible thereafter, subject to further regulatory guidance from the FDA and the availability of adequate funding.

Forward-Looking Statements

This report contains certain forward-looking statements relating to the Company’s business that involve a number of risks and uncertainties, including statements related to expected trial enrolment, patient dosing, timing and development of INO-4800. These statements may be identified by introductory words such as “may,” “expects,” “plan,” “believe,” “will,” “achieve,” “anticipate,” “would,” “should,” “subject to” or words of similar meaning, or by the fact that they do not relate strictly to historical or current facts. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ from the expectations set forth herein as a result of a number of factors, including, but not limited to factors discussed in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K, and other filings that the Company makes with the SEC from time to time. There can be no assurance that any of the forward-looking information provided herein will be proven accurate.

In addition, the forward-looking statements included in this report represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: April 6, 2020	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer